General	6 Months Ended
Jun. 30, 2023
General [Abstract]
General

Note 1 - General

A.	Incorporation and operations

Saverone 2014 Ltd. (the “Company”) was founded in Israel on November 16, 2014 and commenced its business activity on that date (the “Inception Date”). From the Inception Date, the Company has been active in one operating segment, i.e., development of the technology necessary to create a life-saving system that prevents certain uses of cell phones while driving (the “Saverone System”).

B.	The Company’s business position

The Company is currently in the research and development stage and has not yet shown any profits. From the Inception Date and through June 30, 2023, the Company reported losses and a negative cash flow from current operating activity. As of June 30, 2023, the Company has an accumulated deficit of NIS 119,528 and it had a comprehensive loss of NIS 17,753 for the period of six months ended June 30, 2023. The Company plans to finance its operations through sale of equity and through increasing its revenues from product sales. However, there can be no assurance that the Company will succeed in obtaining the necessary financing or generating sufficient revenues from product sales to continue its operations as a going concern.

On June 6, 2022, the Company completed an underwritten U.S. IPO (“U.S. IPO”) on the Nasdaq under which the Company issued and sold (i) number of 2,941,918 units, each unit consisting of one American Depositary Share (“ADS”) and one warrant to purchase one ADS (“Warrant”) at an offering price of $4.13 per unit and (ii) number of 208,282 pre-funded units, each unit consisting of one pre-funded warrant to purchase one ADS and one warrant to purchase one ADS at an offering price of $4.129 per pre-funded unit. The Company received gross proceeds of approximately $13 million (approximately NIS 43,441) before direct and incremental costs incurred of NIS 7,949 (the cash expenses amounted to NIS 6,893). In addition, the Company allotted to the underwriter as share-based payment by issuance of 157,510 warrants (“Representative’s Warrant”) and 469,654 over-allotment option (“Over-Allotment Option”) which was partially exercised.

On December 11, 2022, the Company entered into a Definitive Securities Purchase Agreement with certain purchaser, under which the Company issued 809,061 ADS for total net proceeds of approximately $1.5 million (approximately NIS 5,141).

On June 5, 2023, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, LTD., a Cayman Islands exempt limited partnership (“Yorkville”), under which the Company has the right to sell to Yorkville from time to time up to $10,000 thousand (the “Commitment Amount”) of the Company’s ADS, during a limited period of 48-months following the execution of the SEPA, at a price equal to 95% of the lowest of the 3 daily VWAPs (as defined in the SEPA) during a three consecutive trading day period commencing on the date that the Company, subject to certain limitations, delivers a notice to Yorkville that the Company is committing Yorkville to purchase such ADSs (the “Advance Shares”). Upon execution of the SEPA, Yorkville advanced to the Company, an amount of $2,000 thousand out of the Commitment Amount in form of promissory note which accrues interest at a rate of 8% and will be mature on the 12-months anniversary of execution based on payments schedule either in cash or by issuance of Advance Shares. See Notes 3 and 8B below.

Management has considered the significance of such conditions in relation to the Company’s ability to meet its current obligations and to achieve its business targets and determined that based on its cash on hand as of June 30, 2023 and its right for Commitment Amount under SEPA and determined that these conditions do not raise substantial doubt about the Company’s ability to continue as a going concern.